UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

SCICLONE PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Mariner’s Island Blvd., Suite 205
San Mateo, California 94404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 358-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2006, SciClone Pharmaceuticals, Inc., a Delaware corporation (“SciClone”), and Alfred Rudolph, M.D. executed a Confidential Separation Agreement and General Release of Claims (the “Release”). The Release will become effective on November 28, 2006, provided that Dr. Rudolph does not revoke the Release prior to that date.

As previously disclosed in Item 5.02 of the Company’s Current Report on Form 8-K filed on November 21, 2006, Dr. Rudolph departed as SciClone’s Chief Operating Officer and all other positions that he held at SciClone and its subsidiaries, including without limitation all other positions that he held with SciClone’s wholly-owned subsidiary SciClone Pharmaceuticals International Ltd. (“SPIL”) and all of SPIL’s subsidiaries, effective as of November 17, 2006.  Under the Release, Dr. Rudolph provides a release of claims to SciClone, and SciClone will provide Dr. Rudolph with the following benefits, based on the provisions of the previously-disclosed Employment Agreement between SciClone and Dr. Rudolph: (a) a severance payment equal to 12 months’ pay (the “Severance Period”) at Dr. Rudolph’s final base pay rate (annual base salary of $351,951.00 and less applicable withholding); (b) a pro rated management bonus for 2006 of $61,250.00; and (c) upon an election by Dr. Rudolph, applicable COBRA premiums for the Severance Period and for an additional twelve (12) month period thereafter. Further, under the Release, SciClone agrees that it will obtain tail coverage under its Officers and Directors liability policy which shall remain in effect for the three (3) year period following the date of Dr. Rudolph’s departure from SciClone.

The Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The preceding discussion of the Release is qualified by reference to the Release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   A description of the Release is set forth in Item 1.01 of this Current Report on Form 8-K, and a copy of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Such description and such copy of the Release are incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Description
________________

99.1	Confidential Separation Agreement and Release of Claims between SciClone Pharmaceuticals, Inc. and Alfred Rudolph, M.D., executed as of November 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCICLONE PHARMACEUTICALS, INC.
Dated: November 27, 2006

/s/ Richard A. Waldron
Richard A. Waldron
Chief Financial Officer